UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
JOINT CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
January 6, 2006
LA QUINTA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-9110	95-3419438

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)
909 Hidden Ridge, Suite 600, Irving, TX 75038
(Address of Principal Executive Offices and Zip Code)
(214) 492-6600
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
LA QUINTA PROPERTIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-9109	95-3520818

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)
909 Hidden Ridge, Suite 600, Irving, TX 75038
(Address of Principal Executive Offices and Zip Code)
(214) 492-6600
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On January 9, 2006, La Quinta Properties, Inc. (“LQ Properties”) entered into supplemental indentures dated as of January 9, 2006 (the “Supplemental Indentures”) to the Indenture dated as of March 19, 2003 relating to LQ Properties’ outstanding 8⅞% Senior Notes due March 15, 2011 (the “8⅞% Notes”), the Indenture dated as of August 19, 2004 relating to LQ Properties’ outstanding 7% Senior Notes due August 15, 2012 (the “7% 2012 Notes”), the Indenture dated as of July 26, 1995 relating to LQ Properties’ outstanding 7% Notes due August 15, 2007 (the “7% 2007 Notes”), which were issued pursuant to the Fifth Supplemental Indenture dated as of August 15, 1997, and the Indenture dated as of September 15, 1995 (collectively, the “Indentures”) relating to LQ Properties’ outstanding 7.27% Medium Term Notes due February 26, 2007 (the “7.27% Notes”) and 7.33% Medium Term Notes due April 1, 2008 (the “7.33% Notes” and, together with the 8⅞% Notes, the 7% 2012 Notes, the 7% 2007 Notes, the 7.27% Notes, the “Notes”). The Supplemental Indentures were entered into in connection with LQ Properties’ previously announced tender offers and consent solicitations with respect to the Notes, which were commenced on December 20, 2005.
     The Supplemental Indentures amend the Indentures governing the Notes to eliminate substantially all of the restrictive covenants contained in the Indentures and the Notes (except for certain covenants related to asset sales and change of control offers), as well as certain events of default and modify covenants regarding mergers to permit mergers with limited liability companies and provisions regarding defeasance and/or satisfaction and discharge to eliminate certain conditions, as well as modify or eliminate certain other provisions contained in the Indentures and the Notes. The amendments to the Indentures will not become operative until immediately prior to the mergers of La Quinta Corporation (“LQ Corporation”) and LQ Properties with affiliates of The Blackstone Group (the “Mergers”) and provided that all validly tendered Notes are accepted for purchase pursuant to the tender offers upon consummation of the Mergers.
     The foregoing summary is qualified in its entirety by reference to the Supplemental Indentures, copies of which are attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4.
Item 3.03. Material Modification to Rights of Security Holders.
     See description under Item 1.01 Entry into a Material Definitive Agreement above regarding the execution on January 9, 2006 of the Supplemental Indentures relating to the Notes.
Item 8.01. Other Events.
     On January 9, 2006, LQ Corporation announced that, as of 5:00 p.m., New York City time on Friday, January 6, 2006, LQ Properties had received the requisite tenders and consents from holders of more than a majority in aggregate principal amount of each of its outstanding Notes in connection with its tender offers and consent solicitations for the Notes, which were commenced on December 20, 2005.
     A copy of the press release issued by LQ Corporation and LQ Properties on January 9, 2006 announcing that LQ Properties received the requisite tenders and consents is filed as Exhibit 99.1 hereto and is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	Supplemental Indenture, dated as of January 9, 2006, between LQ Properties and U.S. Bank Trust National Association relating to LQ Properties’ outstanding 8⅞% Senior Notes due March 15, 2011.

4.2	Supplemental Indenture, dated as of January 9, 2006, between LQ Properties and U.S. Bank Trust National Association relating to LQ Properties’ outstanding 7% Senior Notes due August 15, 2012.

4.3	Ninth Supplemental Indenture, dated as of January 9, 2006, between LQ Properties (as successor to Meditrust, a Massachusetts business trust) and U.S. Bank Trust National Association (as successor to Fleet National Bank) relating to LQ Properties’ outstanding 7% Notes due August 15, 2007.

4.4	Supplemental Indenture, dated as of January 9, 2006, between LQ Properties (as successor to La Quinta Inns, Inc.) and The Bank of New York Trust Company, N.A. (as successor to U.S. Trust Company of Texas, N.A.) relating to LQ Properties’ outstanding 7.27% Medium Term Notes due February 26, 2007 and 7.33% Medium Term Notes due April 1, 2008.

99.1	Press Release, dated January 9, 2006, of LQ Corporation and LQ Properties, announcing the receipt of the requisite consents with respect to LQ Properties’ tender offers and consent solicitations for outstanding debt securities.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this joint report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2006	LA QUINTA CORPORATION
	By:	/s/ Steven A. Schumm
		Name:	Steven A. Schumm
		Title:	Executive Vice President and Chief Financial Officer

Dated: January 12, 2006	LA QUINTA PROPERTIES, INC.
	By:	/s/ Steven A. Schumm
		Name:	Steven A. Schumm
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

4.1	Supplemental Indenture, dated as of January 9, 2006, between LQ Properties and U.S. Bank Trust National Association relating to LQ Properties’ outstanding 8⅞% Senior Notes due March 15, 2011.

4.2	Supplemental Indenture, dated as of January 9, 2006, between LQ Properties and U.S. Bank Trust National Association relating to LQ Properties’ outstanding 7% Senior Notes due August 15, 2012.

4.3	Ninth Supplemental Indenture, dated as of January 9, 2006, between LQ Properties (as successor to Meditrust, a Massachusetts business trust) and U.S. Bank Trust National Association (as successor to Fleet National Bank) relating to LQ Properties’ outstanding 7% Notes due August 15, 2007.

4.4	Supplemental Indenture, dated as of January 9, 2006, between LQ Properties (as successor to La Quinta Inns, Inc.) and The Bank of New York Trust Company, N.A. (as successor to U.S. Trust Company of Texas, N.A.) relating to LQ Properties’ outstanding 7.27% Medium Term Notes due February 26, 2007 and 7.33% Medium Term Notes due April 1, 2008.

99.1	Press Release, dated January 9, 2006, of LQ Corporation and LQ Properties, announcing the receipt of the requisite consents with respect to LQ Properties’ tender offers and consent solicitations for outstanding debt securities.